UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 7, 2010 (July 6, 2010)
L. B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10436	25-1324733
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(I.R.S. EmployerIdentification No.)

415 Holiday Drive, Pittsburgh, Pennsylvania		15220
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(412) 928-3417

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On July 6, 2010, the Registrant’s wholly owned subsidiary, CXT Inc., signed a lease amendment for its concrete tie and crossings plant in Spokane, Washington with the landlord, Park SPE, LLC.  The amendment extends the term of the Lease for an additional five (5) year period ending July 31, 2015.  The amendment is attached hereto and incorporated by reference.

On July 6, 2010, the Registrant’s wholly owned subsidiary, CXT Inc., signed a lease amendment for its precast concrete buildings facility in Spokane, Washington with the landlord, Park SPE, LLC.  The amendment extends the term of the Lease for an additional forty (40) month period ending July 31, 2015.  The amendment is attached hereto and incorporated by reference.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

10.12.7 Eight Amendment dated July 6, 2010 to lease between CXT Incorporated and Park SPE, LLC.

10.19.2 Third Amendment dated July 6, 2010 to lease between CXT Incorporated and Park SPE, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. Foster Company
(Registrant)

Date:  July 7, 2010
/s/ David J. Russo
David J. Russo
Senior Vice President,
Chief Financial and Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.12.7	Eight Amendment dated July 6, 2010 to lease between CXT Incorporated and Park SPE, LLC.

10.19.2	Third Amendment dated July 6, 2010 to lease between CXT Incorporated and Park SPE, LLC.